UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 22, 2013

SCHOOL SPECIALTY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-24385	39-0971239
(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive
Greenville, Wisconsin	54942
(Address of Principal Executive Offices)	(Zip Code)

(920) 734-5712
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
ARRANGEMENTS OF CERTAIN OFFICERS

(b)

On July 22, 2013, School Specialty, Inc. (the “Corporation”) entered into a Transition and Separation Agreement and Mutual General Release (the “Transition Agreement”) with Michael P. Lavelle, pursuant to which Mr. Lavelle resigned as Chief Executive Officer of the Corporation and its subsidiaries and as a member of the Board of Directors of the Corporation (the “Board”).  Mr. Lavelle’s resignation will become effective on August 2, 2013, subject to the Corporation’s right to postpone the effective date to a date later than August 2, 2013, but in no event later than September 1, 2013 (the effective date of Mr. Lavelle’s resignation, the “Separation Date”).  Mr. Lavelle will continue to perform his current duties and responsibilities and receive his current compensation through the Separation Date.

Pursuant to the terms of the Transition Agreement, the Corporation has agreed to make certain payments to Mr. Lavelle following the Separation Date, subject to Mr. Lavelle’s execution of a waiver and release of claims on the Separation Date in favor of the Corporation and subject to Mr. Lavelle’s compliance with certain continuing restrictive covenants in his employment agreement (as described in greater detail below).  In particular, the Corporation has agreed (i) to pay Mr. Lavelle’s base salary for a period of six months following the Separation Date, (ii) to reimburse Mr. Lavelle for that portion of premiums paid by Mr. Lavelle to obtain continuation health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (also known as COBRA) equal to the Corporation’s subsidy for health coverage for active employees with family coverage for a period of six months following the Separation Date, (iii) to reimburse Mr. Lavelle’s reasonable legal fees, up to $15,000, incurred in connection with the preparation, negotiation and execution of the Transition Agreement, and (iv) in the event the Corporation requests that Mr. Lavelle provide consulting services to the Corporation following the Separation Date, to pay certain fees for such consulting services to the extent Mr. Lavelle’s consulting services require more than ten hours in any month.

The Transition Agreement also provides for a mutual waiver and release of claims as of both the date of the Transition Agreement and as of the Separation Date.

Pursuant to the terms of the Transition Agreement, the Employment Agreement between Mr. Lavelle and the Corporation dated January 12, 2012, will terminate as of Mr. Lavelle’s Separation Date, except for Mr. Lavelle’s and/or the Corporation’s rights and/or obligations under Articles IV, Confidentiality; V, Non-Competition; VI, Business Idea Rights; VII, Non-Solicitation of Employees; VIII, Employee Disclosures and Acknowledgements; IX, Return of Records; X, Non-Disparagement and XI, Miscellaneous of such Employment Agreement, which provisions will survive such termination pursuant to the terms of the Transition Agreement.

Mr. Lavelle has not expressed any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

(c)

Because of the resignation of Mr. Lavelle, on July 22, 2013 the Board appointed James R. Henderson, Chairman of the Board, to serve as interim Chief Executive Officer of the Corporation, effective as of Mr. Lavelle’s Separation Date.   Mr. Henderson will continue as Chairman of the Board and a director of the Corporation.

Mr. Henderson, age 55, served as Chairman of the Board and Chief Executive Officer of Point Blank Solutions, Inc., a designer and manufacturer of protective body armor, from June 2009 until October 2011, having previously served as its Chairman of the Board from August 2008 until June 2009 and as acting chief executive officer from April 2009 until June 2009.  He subsequently served as Chief Executive Officer of Point Blank Enterprises, Inc., the successor to the business of Point Blank Solutions, Inc., from October 2011 to September 2012.  Mr. Henderson was also a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P., a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, until April 2011. In addition, Mr. Henderson was associated with Steel Partners LLC and its affiliates from August 1999 until April 2011. Mr. Henderson was a director and chief executive of the predecessor entity of Steel Partners Holdings L.P., WebFinancial Corporation, from June 2005 to April 2008, where he was served as president and chief operating officer from November 2003 to April 2008 and as vice president of operations from September 2000 to December 2003. Mr. Henderson was also the chief executive officer of WebBank, a wholly-owned subsidiary of Steel Partners Holdings L.P., from November 2004 to May 2005.  Mr. Henderson was an Executive Vice President of SP Acquisition Holdings, Inc., a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009.  Mr. Henderson has served as a director of GenCorp since 2008. Mr. Henderson also served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011 and as a director of SL Industries, Inc., a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from January 2002 to March 2010. Mr. Henderson served as a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008. Mr. Henderson was also a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting chief executive officer from July 2002 to March 2003. Mr. Henderson holds a BS in Accounting from the University of Scranton.

Mr. Henderson is not related by blood or marriage to any of the Corporation’s directors or executive officers.  The Corporation has not engaged in any transaction in which Mr. Henderson or a person related to Mr. Henderson had a direct or indirect material interest.

The Corporation has entered into a letter agreement with Mr. Henderson dated July 22, 2013 (the “Consulting Agreement”), pursuant to which Mr. Henderson will (i) provide consulting services to the Corporation commencing as of July 22, 2013, (ii) serve as interim Chief Executive Officer of the Corporation commencing as of Mr. Lavelle’s Separation Date and (iii) as requested, advise and assist the Search Committee to be formed by the Board in its efforts to identify and select a new full-time Chief Executive Officer (collectively, the “Consulting Services”).  The Consulting Agreement also sets forth certain confidentiality and non-solicitation covenants.  The Consulting Agreement provides for the payment of a monthly fee to Mr. Henderson in the amount of $60,000 for each 30-day period (or part thereof) for which Mr. Henderson provides the Consulting Services and reimbursement of  Mr. Henderson’s reasonable out-of-pocket expenses in connection with the Consulting Services.  Mr. Henderson’s Consulting Agreement will terminate upon the earlier of (i) the hiring by the Corporation of a new chief executive officer or (ii) fifteen days after the giving of prior written notice by either Mr. Henderson to the Corporation or the Corporation to Mr. Henderson.

ITEM 8.01. OTHER EVENTS

On July 22, 2013, the Corporation issued a press release relating to the resignation of Mr. Lavelle and the appointment of Mr. Henderson as interim Chief Executive Officer of the Corporation.  This press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01. EXHIBITS

(d) Exhibits

99.1	Press Release, dated July 22, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements made in this Current Report about future results of operations, expectations, plans, or prospects constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Corporation’s plans, objectives, expectations and intentions and other statements contained in this Current Report that are not historical facts. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets” and/or similar expressions. These forward-looking statements are based on the Corporation’s current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of the Corporation’s Annual Report on Form 10-K and other periodic reports filed with the SEC, which factors are incorporated herein by reference. Except to the extent required under the federal securities laws, the Corporation does not intend to update or revise the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2013

SCHOOL SPECIALTY, INC.

By: /s/ David Vander Ploeg
David Vander Ploeg Chief Financial Officer